QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

RELATING TO THE AMENDMENT AND RESTATEMENT OF A RIGHTS PLAN

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29092 (Commission File No.)	54-1708481 (IRS Employer Identification No.)

1700 Old Meadow Road, Suite 300, McLean, VA
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
 (703) 902-2800

Item 5.    Other Events.

        On December 31, 2002, Primus Telecommunications Group, Incorporated (the "Company") announced that it had signed an agreement to sell up to $42 million aggregate principal amount of convertible preferred stock to certain affiliates of AIG Capital Partners, Inc. and an additional institutional investor.

        A copy of a press release dated December 31, 2002 announcing the transaction is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 7.    Exhibits.

4.1	Certificate of Designation.
99.1	Stock Purchase Agreement dated as of December 31, 2002.
99.2	Registration Rights Agreement dated as of December 31, 2002.
99.3	Press Release of Primus Telecommunications Group, Incorporated dated December 31, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
Dated: December 31, 2002	By:
Name: Neil Hazard
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

4.1	Certificate of Designation.
99.1	Stock Purchase Agreement dated as of December 31, 2002.
99.2	Registration Rights Agreement dated as of December 31, 2002.
99.3	Press Release of Primus Telecommunications Group, Incorporated dated December 31, 2002.

QuickLinks

  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS